UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $44.00 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Institutional Realty Shares	6.05%
FTSE NAREIT Equity REIT Index[a]	6.49%
S&P 500 Index[a]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve might taper its bond purchasing program relatively soon. Despite the rise in yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels (10.5% total returnb) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector (6.7%) saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the period, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

IPO and M&A activity was visible

There were 11 new listings from real estate companies in the first half of 2013, a combination of initial public offerings and private REITs that became listed on the exchange. The issuers have generally been specialty REITs, such as data-center owners and companies that purchase single-family homes to rent. On the merger and acquisition front, Mid-America Apartment Communities and Colonial Properties Trust announced a merger that would create a publicly traded apartment REIT focused on Sunbelt markets. The combined company was expected to have a total market capitalization of $8.6 billion at the time of the announcement.

Fund performance

The Fund had a positive total return in the period, although it underperformed its benchmark. Relative returns were hindered by stock selection in the regional mall, office and diversified sectors. Within the diversified sector, our position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants. Our underweights in health care REITs (9.4%) and the free-standing retail sector (9.5%) also hampered relative performance.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Favorable stock selection in the apartment sector aided performance. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired. Our overweight in shopping center owners was also beneficial.

Investment Outlook

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy. In our view, better growth could have a greater impact on investor sentiment than a move away from historically low rates.

We believe that an environment of low new supply and improving demand generated by a housing-led economic recovery could be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. Given that distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view. Based on our cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs that we believe have the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners as, in our view, the group's valuation advantage has narrowed relative to central business district office companies. We believe that West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH
Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2013

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	8.29%	8.23%	12.04%	12.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, were 0.77% and 0.75% as disclosed in the May 1, 2013 prospectus. The manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Fund. This commitment will remain in place for the life of the Fund.

a  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013—June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period[a] January 1, 2013– June 30, 2013
Actual (6.05% return)	$1,000.00	$1,060.50	$3.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

a  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the manager, the annualized expense ratio would have been 0.77%.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

June 30, 2013
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$291,929,649	11.4
Prologis	127,461,538	5.0
Ventas	126,064,135	4.9
Vornado Realty Trust	113,433,166	4.4
Equity Residential	109,899,626	4.3
Health Care REIT	109,394,435	4.3
Public Storage	91,052,720	3.5
UDR	81,358,090	3.2
General Growth Properties	81,055,154	3.2
Host Hotels & Resorts	75,084,220	2.9

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.8%
FINANCIAL—BANKS	0.2%
Bond Street Holdings, Class A, 144Aa,b,c,d		289,434	$4,095,491
REAL ESTATE	98.6%
DIVERSIFIED	9.5%
Alexander's		16,358	4,804,508
American Assets Trust		603,215	18,615,215
Colony Financial		342,921	6,820,699
Cousins Properties		1,432,380	14,467,038
Duke Realty Corp.		2,932,395	45,716,038
Forest City Enterprises, Class Ad		1,206,304	21,604,905
Vornado Realty Trust		1,369,139	113,433,166
WP Carey		300,383	19,876,343
			245,337,912
HEALTH CARE	11.4%
HCP		870,860	39,571,878
Health Care REIT		1,632,022	109,394,435
Healthcare Trust of America, Class A		1,669,892	18,752,887
Ventas		1,814,917	126,064,135
			293,783,335
HOTEL	8.0%
Hersha Hospitality Trust		3,359,882	18,949,734
Host Hotels & Resorts		4,450,754	75,084,220
Hyatt Hotels Corp., Class Ad		509,342	20,557,043
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		1,614,340	19,630,374
RLJ Lodging Trust		1,149,700	25,856,753
Strategic Hotels & Resorts Worldwide[d]		3,029,032	26,837,224
Sunstone Hotel Investors[d]		1,549,213	18,714,493
			205,629,841
INDUSTRIALS	5.6%
DCT Industrial Trust		217,888	1,557,899
First Industrial Realty Trust		1,033,410	15,676,830
Prologis		3,379,150	127,461,538
			144,696,267

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
OFFICE	9.5%
Alexandria Real Estate Equities		560,700	$36,849,204
Boston Properties		246,716	26,021,137
Corporate Office Properties Trust		949,203	24,204,676
Douglas Emmett		1,691,674	42,207,266
Hudson Pacific Properties		1,163,999	24,769,899
Mack-Cali Realty Corp.		979,571	23,989,694
SL Green Realty Corp.		737,801	65,066,670
			243,108,546
OFFICE/INDUSTRIAL	0.5%
PS Business Parks		172,683	12,462,532
RESIDENTIAL	16.1%
APARTMENT	14.3%
Apartment Investment & Management Co.		1,607,439	48,287,468
BRE Properties		779,249	38,978,035
Equity Residential		1,892,863	109,899,626
Essex Property Trust		252,183	40,076,922
Home Properties		745,598	48,739,741
UDR		3,191,765	81,358,090
			367,339,882
MANUFACTURED HOME	1.8%
Equity Lifestyle Properties		421,950	33,161,050
Sun Communities		254,539	12,665,861
			45,826,911
TOTAL RESIDENTIAL			413,166,793
SELF STORAGE	7.0%
CubeSmart		1,930,217	30,844,868
Extra Space Storage		669,873	28,087,775
Public Storage		593,835	91,052,720
Sovran Self Storage		447,676	29,004,928
			178,990,291

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	29.6%
COMMUNITY CENTER	10.1%
Cedar Realty Trust		1,067,264	$5,528,428
DDR Corp.		2,340,503	38,969,375
Kimco Realty Corp.		3,264,140	69,950,520
Ramco-Gershenson Properties Trust		1,154,410	17,927,987
Regency Centers Corp.		1,253,483	63,689,471
Retail Properties of America, Class A		1,570,413	22,425,498
Weingarten Realty Investors		1,323,370	40,720,095
			259,211,374
FREE STANDING	2.6%
National Retail Properties		927,629	31,910,438
Realty Income Corp.		843,348	35,353,148
			67,263,586
REGIONAL MALL	16.9%
CBL & Associates Properties		1,396,200	29,906,604
General Growth Properties		4,079,273	81,055,154
Glimcher Realty Trust		2,767,060	30,216,295
Simon Property Group		1,848,592	291,929,649
			433,107,702
TOTAL SHOPPING CENTERS			759,582,662
SPECIALTY	1.4%
Digital Realty Trust		585,044	35,687,684
TOTAL REAL ESTATE			2,532,445,863
TOTAL COMMON STOCK (Identified cost—$1,998,765,417)			2,536,541,354

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		7,100,000	$7,100,000
Federated Government Obligations Fund, 0.01%[e]		7,100,000	7,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,200,000)			14,200,000
TOTAL INVESTMENTS (Identified cost—$2,012,965,417)	99.3%		2,550,741,354
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7%		17,454,869
NET ASSETS (Equivalent to $44.00 per share based on 58,367,568 shares of common stock outstanding)	100.0%		$2,568,196,223

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.2% of the net assets of the Fund.

b  Illiquid security. Aggregate holdings equal 0.2% of the net assets of the Fund.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.2% of the net assets of the Fund, all of which are illiquid.

d  Non-income producing security.

e  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,012,965,417)	$2,550,741,354
Cash	52,482
Receivable for:
Investment securities sold	31,460,725
Fund shares sold	6,596,555
Dividends	6,251,386
Other assets	8,761
Total Assets	2,595,111,263
LIABILITIES:
Payable for:
Investment securities purchased	12,666,782
Fund shares redeemed	9,916,247
Dividends declared	2,797,627
Investment management fees	1,519,485
Directors' fees	3,210
Other liabilities	11,689
Total Liabilities	26,915,040
NET ASSETS applicable to 58,367,568 shares of $0.001 par value of common stock outstanding	$2,568,196,223
NET ASSET VALUE PER SHARE:
($2,568,196,223 ÷ 58,367,568 shares outstanding)	$44.00
NET ASSETS consist of:
Paid-in capital	$1,966,566,101
Dividends in excess of net investment income	(6,828,080)
Accumulated undistributed net realized gain	70,682,265
Net unrealized appreciation	537,775,937
$2,568,196,223

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income	$30,136,157
Expenses:
Investment management fees	9,599,959
Registration and filing fees	89,775
Directors' fees and expenses	71,905
Line of credit fees	19,207
Dues and subscriptions	16,846
Total Expenses	9,797,692
Reduction of Expenses (See Note 2)	(197,733)
Net Expenses	9,599,959
Net Investment Income	20,536,198
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	125,548,806
Net change in unrealized appreciation (depreciation) on investments	(5,874,022)
Net realized and unrealized gain	119,674,784
Net Increase in Net Assets Resulting from Operations	$140,210,982

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$20,536,198	$31,196,999
Net realized gain	125,548,806	167,127,969
Net change in unrealized appreciation (depreciation)	(5,874,022)	105,526,764
Net increase in net assets resulting from operations	140,210,982	303,851,732
Dividends and Distributions to Shareholders from:
Net investment income	(32,457,404)	(29,375,815)
Net realized gain	(3,947,138)	(156,890,004)
Total dividends and distributions to shareholders	(36,404,542)	(186,265,819)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	139,297,298	417,082,851
Total increase in net assets	243,103,738	534,668,764
Net Assets:
Beginning of period	2,325,092,485	1,790,423,721
End of period[a]	$2,568,196,223	$2,325,092,485

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $6,828,080 and $5,093,126, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$42.08	$39.48	$37.99	$30.53	$24.05	$38.30
Income (loss) from investment operations:
Net investment income	0.35	0.58	0.48 [a]	0.86	0.66	0.83
Net realized and unrealized gain (loss)	2.20	5.59	1.86	7.47	6.81	(13.69)
Total income (loss) from investment operations	2.55	6.17	2.34	8.33	7.47	(12.86)
Less dividends and distributions to shareholders from:
Net investment income	(0.56)	(0.56)	(0.45)	(0.87)	(0.66)	(0.88)
Net realized gain	(0.07)	(3.01)	(0.40)	—	—	—
Tax return of capital	—	—	—	—	(0.33)	(0.51)
Total dividends and distributions to shareholders	(0.63)	(3.57)	(0.85)	(0.87)	(0.99)	(1.39)
Net increase (decrease) in net asset value	1.92	2.60	1.49	7.46	6.48	(14.25)
Net asset value, end of period	$44.00	$42.08	$39.48	$37.99	$30.53	$24.05
Total investment return[b]	6.05%[c]	15.91%	6.25%	27.63%	32.73%	–34.42%

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$2,568.2	$2,325.1	$1,790.4	$1,407.5	$974.8	$604.9
Ratio of expenses to average daily net assets (before expense reduction)	0.77%[d]	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%[d]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.59%[d]	1.41%	1.19%	1.33%	2.76%	2.29%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.60%[d]	1.42%	1.21%	1.35%	2.79%	2.30%
Portfolio turnover rate	45%[c]	85%	92%	104%	119%	106%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  Return assumes the reinvestment of all dividends and distributions at NAV.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the manager, subject to the oversight of the Board of Directors. The manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Financial—Banks	$4,095,491	$—	$—	$4,095,491	[a]
Common Stock— Other Industries	2,532,445,863	2,532,445,863	—	—
Money Market Funds	14,200,000	—	14,200,000	—
Total Investments[b]	$2,550,741,354	$2,532,445,863	$14,200,000	$4,095,491

a  Fair valued, pursuant to the Fund's fair value procedures, utilizing significant unobservable inputs and assumptions.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2012	$5,930,503
Change in unrealized depreciation	(1,835,012)
Balance as of June 30, 2013	$4,095,491

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(1,835,012).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2013	Valuation Technique	Unobservable Inputs	Range
Common Stock— Financial—Banks	$4,095,491	Market comparable companies	Price/ Book Ratio Liquidity Discount	1.02 30%	x – 1.71x

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Common Stock—Financial—Banks are the price-to-book ratio and discount for lack of liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Management Fees: The manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the manager pays certain expenses of the Fund, including administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Fund. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2013, fees waived and/or expenses reimbursed totaled $197,733.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the manager. The Fund does not pay compensation to directors and officers affiliated with the manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $1,280,917,437 and $1,125,367,717, respectively.

Note 4. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$2,012,965,417
Gross unrealized appreciation	$560,259,825
Gross unrealized depreciation	(22,483,888)
Net unrealized appreciation	$537,775,937

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Sold	7,036,986	$316,559,487	17,549,401	$753,057,432
Issued as reinvestment of dividends and distributions	714,401	31,722,739	3,877,541	160,942,716
Redeemed	(4,638,603)	(208,984,928)	(11,522,576)	(496,917,297)
Net Increase	3,112,784	$139,297,298	9,904,366	$417,082,851

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel, noting the leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed its benchmark for the five- and ten-year periods ended March 31, 2013. The Board of Directors noted that the Fund underperformed its benchmark for the one- and three-year periods ended March 31, 2013. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the five- and ten-year periods ended March 31, 2013, ranking in the second quintile for the five-year period and ranking in the first quintile for the ten-year period. The Board of Directors noted that the Fund was at the median of the Peer Funds for the one-year period, ranking in the third quintile. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the three-year period ended March 31, 2013, ranking in the fifth quintile. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual management fees were lower than the median of the Peer Funds, ranking the Fund in the third quintile. The Board of Directors further noted that the Fund's overall total expense ratio was lower than the median of the Peer Funds, ranking the Fund in the second quintile. The Board of Directors also considered that the Investment Manager charges the Fund a unitary fee over the life of the Fund, causing the Investment Manager to reimburse expenses to limit overall total expenses. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Investment Manager pays most of the regular operating costs of the Fund and reimburses the Fund for certain expenses to the extent that total expenses exceed the management fee rate. The Board of Directors determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund advisory agreements, as well as the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSIRXSAR

Semiannual Report June 30, 2013

Cohen & Steers Institutional Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 23, 2013